CNB CORPORATION

and

THE CONWAY NATIONAL BANK

FINANCIAL REPORT

SEPTEMBER 30, 2005

www.conwaynationalbank.com

TO OUR SHAREHOLDERS AND FRIENDS:

Conway National passed the three-quarter billion-dollar mark in total assets during the third quarter of this year.  From June 30, 2005 to September 30, 2005, assets grew $43.5 million to $764.6 million, making it one of the best quarters of performance in the bank's history.

Net income for the nine-month period ended September 30, 2005, totaled $7,435,000, up from $6,509,000 for the same period in 2004.  On a per share basis, earnings have grown 14.3% from $8.25 at September 30, 2004 to $9.43 at September 30, 2005.

As of September 30, 2005, total assets were $764,571,000, an increase of 12.4% over September 30, 2004; total deposits amounted to $648,904,000, an increase of 13.3% over the previous year; loans totaled $479,225,000, an increase of 21.3% from 2004; and investment securities were $190,460,000, a decrease of 7.1% from the prior year. As indicated, loan growth is strong and funds have been allocated to the lending area.  Stockholders' equity totaled $73,271,000 at September 30, 2005.

Net income for the nine-month period ended September 30, 2005, of $7,435,000 resulted in a  return on average assets of 1.38% as compared to 1.34% for the same period last year and a return on average equity of 14.16% as compared to 12.96% for the same period last year.

Bank earnings are primarily the result of the Bank's net interest income which showed a 14.3% increase from $18,456,000 for the nine-month period ended September 30, 2004, to $21,091,000 for the nine-month period ended September 30, 2005.   Other factors which affect earnings include the provision for loan losses, other expense, and other income items.  The provision for possible loan losses increased 5.3% from $760,000 during the first three quarters of 2004 to $800,000 during the first three quarters of 2005.  Other expenses increased 8.5% from $13,138,000 to $14,255,000 and other income showed little change from $4,958,000 to $4,998,000 during the same period.  Non-interest expenses have increased due to increased fixed asset and staffing expenditures.  Non-interest income growth slowed due to lower service charge revenue on deposit accounts resulting from rising customer balances as the economy has strengthened.

This record performance is the direct result of the energy, insight and enthusiasm everyone at Conway National has demonstrated in recent months.  We look forward to continued progress as we work to enhance the products and services we offer to our customers.

/s/R. Phil Hucks, President
R. Phil Hucks, President
CNB Corporation and
The Conway National Bank

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED BALANCE SHEET (Unaudited)

ASSETS:	Sept. 30, 2005	Sept. 30, 2004
Cash and due from banks..............................................	$ 34,823,000	$ 30,805,000
Interest-bearing deposits with banks..............................	0	0
Investment securities:.....................................................
United States government securities............................	0	0
Obligations of United States government agencies and corporations......................................................	167,470,000	179,747,000
Obligations of states and political subdivisions.............	21,197,000	23,567,000
Other securities..........................................................	1,793,000	1,726,000
Total investment securities.................................	190,460,000	205,040,000
Federal funds sold and securities purchased under agreement to resell.....................................................	35,000,000	28,000,000
Loans...........................................................................	479,225,000	395,006,000
Less allowance for loan losses....................................	(5,790,000)	(4,888,000)
Net loans..........................................................	473,435,000	390,118,000
Bank premises and equipment.......................................	18,892,000	17,629,000
Other assets.................................................................	11,961,000	8,801,000
Total assets......................................................	$764,571,000	$680,393,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing.................................................	$143,433,000	$127,465,000
Interest-bearing.......................................................	505,471,000	445,508,000
Total deposits...................................................	648,904,000	572,973,000

Federal funds purchased and securities sold under agreement to repurchase...........................................	33,914,000	32,700,000
Other short-term borrowings.........................................	3,249,000	1,541,000
Other liabilities..............................................................	5,233,000	3,234,000
Total Liabilities..................................................	691,300,000	610,448,000

Stockholders' Equity:
Common stock, par value $10.00 per share: Authorized 1,500,000; issued 789,774 in 2004 and 2005........................................................	7,898,000	7,898,000
Surplus......................................................................	43,543,000	43,541,000
Undivided profits.......................................................	22,993,000	17,137,000
Net unrealized holding gains (losses) on available-for-sale securities.......................................	(983,000)	1,513,000
Less treasury stock..................................................	(180,000)	(144,000)
Total stockholders' equity..................................	73,271,000	69,945,000
Total liabilities and stockholders' equity..............	$764,571,000	$680,393,000

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED STATEMENT OF INCOME (Unaudited)
	Nine Months Ended
INTEREST INCOME	Sept. 30, 2005	Sept. 30, 2004
Interest and fees on loans.................................................	$ 22,207,000	$ 17,662,000
Interest on investment securities:
Taxable investment securities.........................................	4,903,000	4,858,000
Tax -exempt investment securities..................................	664,000	722,000
Other securities.............................................................	60,000	46,000
Interest on federal funds sold and securities purchased under agreement to resell..............................	523,000	211,000
Total interest income............................................	28,357,000	23,499,000

INTEREST EXPENSE:
Interest on deposits	6,802,000	4,803,000
Interest on federal funds purchased and securities sold under agreement to repurchase ..............................	450,000	232,000
Interest on other short-term borrowings............................	14,000	8,000
Total interest expense..........................................	7,266,000	5,043,000
Net interest income.............................................................	21,091,000	18,456,000
Provision for loan losses......................................................	800,000	760,000
Net interest income after provision for loan losses................	20,291,000	17,696,000
Other income:
Service charges on deposit accounts................................	2,538,000	2,635,000
Gains/(losses) on securities..............................................	2,000	0
Other operating income...................................................	2,458,000	2,323,000
Total other income..............................................	4,998,000	4,958,000
Other expenses:
Salaries and employee benefits.........................................	9,079,000	8,056,000
Occupancy expense.........................................................	2,004,000	1,822,000
Other operating expenses................................................	3,172,000	3,260,000
Total other expenses.............................................	14,255,000	13,138,000
Income before income taxes................................................	11,034,000	9,516,000
Income tax provision ......................................................	3,599,000	3,007,000
Net Income........................................................................	$ 7,435,000	$ 6,509,000

Per share:
Net income per weighted average shares outstanding........	$ 9.43	$ 8.25

Cash dividend paid per share............................................	$ 0	$ 0

Book value per actual number of shares outstanding..........	$ 92.94	$ 88.69

Weighted average number of shares outstanding................	788,497	789,124

Actual number of shares outstanding.................................	788,411	788,664

Member Federal Reserve System - Member FDIC

CNB CORPORATION BOARD OF DIRECTORS
James W. Barnette, Jr.	W. Jennings Duncan
William R. Benson	Paul R. Dusenbury
Harold G. Cushman	R. Phil Hucks
H. Buck Cutts	Richard M. Lovelace, Jr.
Willis J. Duncan	Howard B. Smith, III

CONWAY NATIONAL BANK OFFICERS

R. Phil Hucks	President
Paul R. Dusenbury	Executive Vice President
Marion E. Freeman, Jr.	Senior Vice President
William R. Benson	Senior Vice President
Phillip H. Thomas	Senior Vice President
W.G. Holt, Jr.	Vice President
M. Terry Hyman	Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
L. Ford Sanders, II	Vice President
Dana P. Arneman, Jr.	Vice President
Betty M. Graham	Vice President
Ernest J. Lareau	Vice President
D. Richard Causey	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Bryan T. Huggins	Assistant Vice President
Janice C. Simmons	Assistant Vice President
Patricia C. Catoe	Assistant Vice President
Gail S. Sansbury	Assistant Vice President
W. Michael Altman	Assistant Vice President
Boyd W. Gainey, Jr.	Assistant Vice President
Ray Wells	Assistant Vice President
W. Page Ambrose	Assistant Vice President
Roger L. Sweatt	Assistant Vice President
Linda Kay Benton	Assistant Vice President
Virginia B. Hucks	Assistant Vice President
William C. Purvis	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Asst. Cashier & Branch Manager
Elaine H. Hughes	Assistant Cashier
Sherry S. Sawyer	Assistant Cashier
Rebecca G. Singleton	Assistant Cashier
Josephine C. Fogle	Assistant Cashier
Gwynn Branton	Assistant Cashier
Jeffrey P. Singleton	Assistant Cashier
Debra B. Johnston	Assistant Cashier
Freeman Holmes	Assistant Cashier
Doris B. Gasque	Assistant Cashier
Carlton A. Terry	Assistant Cashier
James A. Hansen	Assistant Cashier
Joseph D. Richardson, II	Assistant Cashier
Jennie L. Hyman	Assistant Cashier
Tammy S. Scarberry	Assistant Cashier
D. Scott Hucks	Assistant Cashier
Janet F. Carter	Branch Manager
Dawn L. DePencier	Branch Manager